FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2012
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

26.                               FAIR VALUE MEASUREMENT

(a)    Fair value presentation

An established fair value hierarchy requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is available and significant to the fair value measurement.  There are three levels of inputs that may be used to measure fair value:

Level 1              -                          Quoted prices in active markets for identical assets or liabilities.

Level 2              -                          Observable inputs other than quoted prices in active markets for identical assets and liabilities, such as quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3              -                          Inputs that are generally unobservable and are supported by little or no market activity and that are significant to the fair value determination of the assets or liabilities.

The carrying value of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and current portions of long-term liabilities, approximate their fair value due to the immediate or short-term maturity of these financial instruments. Short-term investments are recorded at fair value and their carrying value as at December 31, 2012 was $nil (December 31, 2011 — $9,347).  Our short-term investments are classified within Level 1 of the valuation hierarchy.  Based on borrowing rates currently available to us for loans with similar terms, the carrying values of our obligations under capital leases, long-term obligations and other long-term liabilities approximate their fair values.

On July 23, 2012, foreign currency forward exchange contracts for a notional US$56.3 million to acquire €45.0 million in connection with the acquisition of the M2M business of Sagemcom settled.  For twelve months ended December 31, 2012, we realized a loss of $1,761, which is classified in Foreign exchange gain (loss) on these forward contracts.

(b)    Credit Facilities

On October 31, 2012 we cancelled our then existing revolving facility (“Old Revolving Facility”) of $10 million which was to expire on January 28, 2013, and replaced it with a new revolving facility with the Toronto Dominion Bank and the Canadian Imperial Bank of Commerce in the amount of $50 million which expires October 31, 2013.  The revolving facility is for our working capital requirements and is secured by a pledge against all of our assets, including assets related to discontinued operations, and is subject to borrowing base limitations. The new revolving facility contains covenants and security substantially similar to the Old Revolving Facility.  There were no borrowings under the revolving facility as at December 31, 2012.   We are presently reviewing the impact of the proposed sale of the assets and operations of our AirCard business on the availability of the entire $50 million of the facility.

(c)     Letters of credit

We have entered into a standby letter of credit facility agreement under which we have issued three performance bonds to third party customers in accordance with specified terms and conditions.  At December 31, 2012, we had two Euro denominated performance bonds amounting to €50 expiring in June 2014 and a performance bond of $176 expiring in May 2013 (December 2011 - $176).  We also have a letter of credit in the amount of $1,300 expiring in May 2013 issued to a third party vendor with specified terms and conditions.  These instruments approximate their fair market value.